                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 FORM  8 - K/A
                               (Amendment No. 1)


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 30, 1998



                        Allin Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State of Other Jurisdiction of Incorporation)



         0-21395                                       21-1795265
 (Commission File Number)                   (IRS Employer Identification No.)



400 Greentree Commons, 381 Mansfield Avenue
          Pittsburgh, Pennsylvania                              15220-2751
(Address of Principal Executive Offices)                        (Zip Code)


                                 (412) 928-8800
              (Registrant's Telephone Number, Including Area Code)

Item 7.  Financial Statements and Exhibits


(a)  Pro Forma Financial Information

(b)  Exhibits


     2.1 Stock Purchase Agreement dated as of September 30, 1998 by and between Allin Communications Corporation and Lighthouse Holdings, Inc. (previously filed)

     4 Loan and Security Agreement dated as of October 1, 1998 by and between Allin Communications Corporation and S&T Bank, a Pennsylvania banking association (previously filed)

     10.1 Transition Services Agreement dated as of September 30, 1998 by and between Allin Communications Corporation and SportsWave, Inc. (previously filed)

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The following Pro Forma Condensed Consolidated Financial Statements of Allin Communications Corporation (the "Company") are based on its historical financial statements, adjusted to give effect to the sale of its wholly-owned subsidiary, SportsWave, Inc. ("SportsWave"). The Pro Forma Condensed Consolidated Financial Statements of Operations for the year ended December 31, 1997 and for the six months ended June 30, 1998 assume that such divestiture had occurred on January 1, 1997. The Pro Forma Condensed Consolidated Financial Statements reflect the estimated gain on disposal of SportsWave as gain realized on disposal of a segment since SportsWave's operations comprised the entirety of the Company's sports marketing business.


     The following Pro Forma Condensed Consolidated Financial Statements of the Company do not give effect to the Company's August 1998 purchase of KCS Computer Services, Inc., since the acquisition occurred subsequent to the periods presented.

     The pro forma condensed consolidated financial information reflects certain assumptions described above and in Notes to Pro Forma Condensed Consolidated Financial Statements of Operations below. The pro forma financial information does not purport to present what the Company's results of operations would actually have been if the divestiture of SportsWave had occurred on the assumed date, as specified above, or to project the Company's financial condition or results of operations for any future period.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1998

                                  (Unaudited)

                             (Dollars in thousands)


                                                              Consolidated
                                                                 Allin
                                                             Communications         Pro Forma                      Pro Forma
                                                              Corporation          Adjustments        Notes       Consolidated
                                                             --------------      ---------------   ----------    --------------
ASSETS:
Current Assets:
       Cash and cash equivalents                           $          5,111    $          2,944        (1)     $          8,055
       Accounts receivable                                            2,594                (982)       (2)                1,612
       Notes receivable                                                                     500        (1)                  500
       Inventory                                                      1,858                                               1,858
       Prepaid Expenses                                                 337                (162)       (2)                  175
                                                           ----------------                                    ----------------
                    Total current assets                              9,900                                              12,200

Property and equipment, net                                           4,635                 (70)       (2)                4,565
Other assets                                                          4,303              (2,022)       (2)                2,281
                                                           ----------------                                    ----------------

Total assets                                               $         18,838                                    $         19,046
                                                           ================                                    ================


LIABILITIES AND SHAREHOLDERS' EQUITY:
       Notes and accounts payable                          $            679    $            522        (2)(4)  $          1,201
       Accrued liabilities                                            1,349                 (98)       (2)                1,251
       Current portion of deferred revenue                              905                (724)       (2)                  181
                                                           ----------------                                    ----------------
                    Total current liabilities                         2,933                                               2,633

Non-current portion of deferred revenue                                 424                (424)       (2)                    -

Series A convertible, redeemable preferred stock                      2,500                                               2,500

Shareholder's equity                                                 12,981                 932        (3)               13,913
                                                           ----------------                                    ----------------

Total liabilities and shareholders' equity                 $         18,838                                    $         19,046
                                                           ================                                    ================


The accompanying notes are an integral part of these financial statements.



            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                  (Unaudited)

                 (Dollars in thousands, except per share data)




                                                     Consolidated
                                                        Allin
                                                    Communications               Pro Forma                       Pro Forma
                                                     Corporation                Adjustments     Notes           Consolidated
                                                 --------------------       ----------------   -------     --------------------

Revenue                                        $              13,187         $       (3,590)      (1)       $             9,597

Cost of sales                                                  8,103                 (2,115)      (1)                     5,988
                                               ---------------------                                       ---------------------

Gross profit                                                   5,084                                                      3,609

Selling, general & administrative                             16,164                 (1,647)      (1)                    14,517
                                               ---------------------                                       ---------------------

Loss from operations                                         (11,080)                                                   (10,908)

Interest income, net                                             425                    178       (1) (3)                   603
                                               ---------------------                              (4)       ---------------------

Loss before income tax expense                               (10,655)                                                   (10,305)

Income tax expense                                                48                     (3)      (1)                        45
                                               ---------------------                                       ---------------------

Loss before disposal of
     segment                                                 (10,703)                                                   (10,350)

Gain on disposal of
     segment                                                      --                    907       (2)                       907
                                               ---------------------                                       ---------------------

Net loss                                       $             (10,703)                                       $            (9,443)
                                               =====================                                       =====================

Net loss per common share - basic
        and diluted                            $               (2.08)                                       $             (1.83)
                                               ---------------------                                       ---------------------

Weighted average shares outstanding - basic
        and diluted                                        5,157,399                                                  5,157,399
                                               ---------------------                                       ---------------------


The accompanying notes are an integral part of these financial statements.


            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                  (Unaudited)

                 (Dollars in thousands, except per share data)



                                             Consolidated
                                                 Allin
                                            Communications               Pro Forma                           Pro Forma
                                              Corporation               Adjustments          Notes          Consolidated
                                          -------------------       -------------------     -------     --------------------

Revenue                                 $              7,089      $             (2,061)       (1)     $               5,028

Cost of sales                                          3,603                    (1,191)       (1)                     2,412
                                        --------------------                                          ---------------------

Gross profit                                           3,486                                                          2,616

Selling, general & administrative                      6,079                      (599)       (1)                     5,480
                                        --------------------                                          ---------------------

Loss from operations                                  (2,593)                                                        (2,864)

Interest income, net                                     121                        86      (1)(3)                      207
                                        --------------------                                          ---------------------

Loss before income tax expense                        (2,472)                                                        (2,657)

Income tax expense                                         6                                                              6
                                        --------------------                                          ---------------------

Net loss                                $             (2,478)                                         $              (2,663)
                                        ====================                                          =====================

Net loss per common share - basic and   $              (0.48)                                         $               (0.52)
        diluted                         --------------------                                          ---------------------

Weighted average shares outstanding -
        and diluted                                5,157,399                                                      5,157,399
                                        --------------------                                          ---------------------


The accompanying notes are an integral part of these financial statements.



NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(Dollars in thousands, except per share data)


The pro forma adjustments to the condensed consolidated balance sheets are as follows:

(1) To record the sale proceeds received from Lighthouse Holdings, Inc. ("Lighthouse") for all of the issued and outstanding shares of SportsWave as if the proceeds had been received as of June 30, 1998. Proceeds include receipt of cash in the amount of $2,944 and a note receivable in the amount of $500.

(2) To remove the assets and liabilities of SportsWave, as of June 30, 1998, which were included in the Company's consolidated balance sheet as of that date, but which are assumed to be transferred to Lighthouse. Assets assumed transferred to Lighthouse include SportsWave's accounts receivable, prepaid expenses, property and equipment, net of accumulated depreciation, and other asset balances. Other assets consists primarily of intangible assets related to the Company's purchase of SportsWave, net of accumulated amortization, and long-term portion of prepaid expenses. Liabilities assumed transferred to Lighthouse include accounts payable, accrued expenses and the current and long-term portions of deferred revenue. SportsWave's cash balance as of June 30, 1998 is assumed to be utilized to repay a portion of the intercompany balance due the Company.

(3) To adjust shareholder's equity to reflect an estimated gain on the disposal of SportsWave of $932. The pro forma balance sheet presentation assumes the disposal of SportsWave occurred as of June 30, 1998. The assumed gain was estimated by comparing the sale proceeds, as identified in Note (1) above, less a liability to the former shareholders of SportsWave, as discussed in Note (4), to the Company's recorded investment in SportsWave. The recorded investment reflects the Company's original purchase at cost, adjustment for its equity basis ownership interest in SportsWave's results of operations from acquisition through June 30, 1998, plus the Company's intercompany receivable balance from SportsWave, net of SportsWave's June 30, 1998 cash which is assumed to be utilized to repay a portion of the intercompany balance. The Company had sufficient federal and state net operating loss carryforwards as of the actual date of disposal of SportsWave, September 30, 1998, to offset the estimated gain to be recorded on disposal. Consequently, no provision for income taxes is expected to be recorded in connection with the gain and therefore no provision for income taxes related to the gain on disposal has been reflected in the pro forma condensed consolidated financial statements.

(4) To record a liability for $600 to reflect the Company's settlement of any contingent liability owed the former shareholders of SportsWave related to the earn-out provisions of the original stock purchase agreement.



The pro forma adjustments to the condensed consolidated statements of operations are as follows:

(1) To remove the revenue, cost of sales, selling, general & administrative expenses, interest income and income tax expenses applicable to the operations of SportsWave for the periods presented.


(2) To reflect an assumed gain on disposal of SportsWave of $907 as of the beginning of the income statement periods presented. The gain is reflected as if the disposal had occurred as of January 1, 1997. The assumed gain was estimated by comparing the sale proceeds, less a liability to the former shareholders of SportsWave, as discussed in Note (4) to pro forma balance sheet, to the Company's recorded investment in SportsWave. The recorded investment reflects the Company's original purchase at cost, net of SportsWave's January 1, 1997 cash balance which is assumed to be retained by the Company. As discussed above in Note (3) to pro forma balance sheet, no provision for income taxes has been reflected for the gain on disposal because the Company has sufficient federal and state net operating loss carryforwards as of actual date of disposal to offset the estimated gain.


(3) To reflect interest income based on estimated money market rates for the assumed cash receipt of $2,944 at closing of disposal of SportsWave and $500 three months later, to reflect the three month maturity of the promissory note received from Lighthouse in connection with the sale of SportsWave. Assumed additional interest income is $179 for the year ended December 31, 1997, and $94 for the six months ended June 30, 1998.

(4) To reflect interest income on the promissory note received from Lighthouse in connection with the sale of SportsWave. Assumed additional interest income is $11 for the year ended December 31, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     ALLIN COMMUNICATIONS CORPORATION


Date: December 1, 1998      By:   /s/ Richard W. Talarico
                                 -----------------------
                                 Richard W. Talarico
                                 Chairman and Chief Executive Officer

                                 EXHIBIT INDEX


     2.1 Stock Purchase Agreement dated as of September 30, 1998 by and between Allin Communications Corporation and Lighthouse Holdings, Inc. (previously filed)

     4 Loan and Security Agreement dated as of October 1, 1998 by and between Allin Communications Corporation and S&T Bank, a Pennsylvania banking association (previously filed)

     10.1 Transition Services Agreement dated as of September 30, 1998 by and between Allin Communications Corporation and SportsWave, Inc. (previously filed)